TPMT 2021-SJ2

November 24, 2021
Due Diligence Narrative Report

TABLE OF CONTENTS

Clayton Contact Information	2

Overview	2

Clayton’s Third Party Review (“TPR”) Scope of Work	2

Loan Grading	2

TPR Component Review Scope	3
Regulatory Compliance Review	3
Modification Review	4
Payment History Review	4

Data Integrity	4

Data Capture	4

Clayton Due Diligence Results	5

Data Compare Results	5

Clayton Third Party Reports Delivered	6

Appendix A: Regulatory Compliance Review Scope	7

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CLAYTON CONTACT INFORMATION

Client Service Management:

Ralph Fox	Client Service Manager
Phone: (813) 371-0281/E-mail: rfox@clayton.com

Joe Ozment	Director of Securitization
Phone: (813) 261-0733/E-mail: jozment@clayton.com

OVERVIEW

On behalf of FirstKey Mortgage, LLC (“FirstKey”), Clayton conducted the following diligence reviews: (i) a compliance and data integrity review on 472 loans, (ii) a payment history review on 470 loans and (iii) a modification review on 441 loans.
It’s noted that all loans were presented as junior liens.
The due diligence review for FirstKey took place between June 2018 and November 2020.  The payment history review ran concurrently with the compliance review (between June 2018 and November 2020). With respect to the payment history review, 87 loans received a 24-month lookback review and 383 loans received a 36-month lookback review.
This narrative report provides a summary of results based on the scope of work performed by Clayton, and the results of Clayton’s review.

CLAYTON’S THIRD PARTY REVIEW (“TPR”) SCOPE OF WORK
The scope of work for this transaction consisted of a regulatory compliance review, modification review, payment history review and a data integrity check.

LOAN GRADING
For the regulatory compliance portion of this review, each loan received an “initial” and a “final” grade.  The “initial” grade was assigned during the initial loan review.   The “final” grade takes into account additional information and supporting documentation that may have been provided to Clayton to clear outstanding conditions.  Clayton’s loan grading is solely based on Clayton’s assessment of all documentation it reviewed for each loan.  Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades.

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TPR COMPONENT REVIEW SCOPE
Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields.  Clayton relied on the accuracy of information contained in the loan documentation provided to Clayton.

REGULATORY COMPLIANCE REVIEW

Clayton’s regulatory compliance scope of review conducted on this transaction included the elements summarized below.  (For more detail, please refer to Appendix A and to the guidelines cited above.)

Clayton utilized its proprietary eCLAS engine for regulatory compliance testing.

The scope of the compliance review performed is summarized below:
◾	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws;
◾	Assessed compliance with state specific consumer protection laws by testing late charge and prepayment penalty provisions;
◾	Truth-in-lending/regulation Z (TILA) testing included the following:
-	Notice of Right to Cancel (Right of Rescission) adherence if applicable;
-	TIL Disclosure Timing (3/7/3) and disclosure content;
-	TIL APR and Finance charge tolerances;
-	Timeliness of ARM Disclosures (if applicable);
-	Section 32 APR and Points and Fees Thresholds and prohibited practices;
-	Section 35 Higher Priced Mortgage Loans thresholds and applicable escrow and appraisal requirements;
-	Prohibited Acts or Practices including Loan Originator compensation rules, NMLSR ID on documents, financing credit Insurance, mandatory arbitration clauses, and NegAm Counseling;
-	Prepayment Penalty restrictions.
-
ATR/QM Ability to Repay (a/k/a Minimum Standards for Transactions) for applications, where applicable. 0 (zero) loans in the pool were applicable. Clayton confirms the loan file contained documentation to evidence the lender considered and verified the borrower’s ability to Repay. This includes identifying whether a QM loan met agency exemptions or was underwritten in accordance with Appendix Q.

o
The ATR/QM Rules allow the lender to exclude up to two discount points from the 3% points and fees evaluation depending on the loan’s undiscounted interest rate in relation to the APOR index rate. The ATR/QM Rule does not set the required rate reduction per discount point.

-
Clayton evaluates the lender’s exclusion of discount points from the 3% points and fees calculation for all loans in this transaction using a 0.2% rate reduction threshold per discount point. However, client reserves the right to review on a case-by- case basis.

◾	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing included:
-	GFE initial disclosure timing and content;
-	Confirmed the file contains the final HUD1 Settlement Statement;
-	GFE to HUD1 evaluation for 0% and 10% fee tolerances;
-	Homeownership Counseling Notice;
-	Affiliated Business Disclosure if applicable.

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MODIFICATION REVIEW

Clayton conducted a modification review on 441 loans. Clayton reviewed the documentation in the file to validate that the applicable modifications to the origination notes were performed accurately and correctly. No Clayton grading was assigned to the review.

PAYMENT HISTORY REVIEW

Clayton conducted a payment history review on 470 loans provided by the respective seller. 87 loans were reviewed using a 24-month lookback, while the remaining 383 loans received a 36-month lookback review.

DATA INTEGRITY
Clayton utilized its proprietary eCLAS tool to determine tape-to-file accuracy for each of 472 loans received, by completing the following steps:
◾	Tape data received from lender/client is stored in eCLAS;
◾	Loan reviewer collects validated loan data in eCLAS;
◾	Each received data point is compared to its counterpart collected data point;
◾	Discrepancies found during comparison are stored;
◾	Commentary is provided to explain potential cause of discrepancy, as appropriate
◾	Each discrepancy is reported in a Loan Level Tape Compare Upload.

DATA CAPTURE
Clayton collected data fields required to create American Securitization Forum (“ASF”) data disclosure requirements from a compliance perspective only.  This file format is provided as part of the pre-securitization reporting package.
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CLAYTON DUE DILIGENCE RESULTS
Below are the initial and final compliance loan grades for this review.

Initial and Final Regulatory Compliance Grade Results

	Compliance Grade Migration
	Initial
Final		A	B	C	D	Total
	A	91	1		1	93
	B		186	48	24	258
	C					0
	D	2	1	1	117	121
	Total	93	188	49	142	472

DATA COMPARE RESULTS
Clayton provided FirstKey with a copy of the Loan Level Tape Compare Upload which shows the differences between the data received from the sellers versus the data captured by Clayton during the loan review.
Field Name	# of Loans	% Accuracy
Borrower 1 First Name	6	98.73%
Borrower 1 Last Name	9	98.09%
Borrower 1 Middle Name	6	98.73%
Borrower 2 First Name	4	99.15%
Borrower 2 Last Name	4	99.15%
Combined LTV	120	74.58%
Debt to Income Ratio (Back)	16	96.61%
First Payment Date	11	97.67%
Loan Purpose	128	72.88%
Maturity Date	20	95.76%
Modified Note Date	419	11.23%
Note Interest Only Term	1	99.79%
Note Rate	46	90.25%
Number of Units	12	97.46%
Occupancy Type	3	99.36%
Original Appraised Value	51	89.19%
Original Balance	5	98.94%
Original LTV	56	88.14%
Original Term	417	11.65%
Origination Date	21	95.55%

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Property City	4	99.15%
Property Type	92	80.51%
Property Zip	1	99.79%
Representative Credit Score for Grading	30	93.64%
Sales Price	5	98.94%
Were Loan Terms Modified?	1	99.79%

CLAYTON THIRD PARTY REPORTS DELIVERED
Clayton furnished the following reports on this transaction:
1.	Narrative Report
2.	ASF Upload Report
3.	Conditions Report
4.	Tape Compare
5.	Pay History Report
6.	Mod Upload
7.	Attestation Forms
8.	RPL Upload

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APPENDIX A: REGULATORY COMPLIANCE REVIEW SCOPE

This appendix provides an overview of Clayton’s compliance review scope for 1‑4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws.  The Disclaimer section explains limitations that you should be aware of.  Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request.

Federal Law

A.	RESPA and Regulation X: Loan level analysis on the following:
o	GFE/HUD1: confirm the correct version of the GFE and HUD1 were properly completed under the Regulation X Final Rule that became mandatory on January 1, 2010
o	Initial Good Faith Estimate, (GFE): timing and content of the initial disclosure
o	Final GFE: Verification that increases to fees from the initial GFE were disclosed within 3 days of valid changed circumstance documentation within the loan file
o	Final HUD1 Settlement Statement: verify the loan file contains the final HUD1 and the loan terms on the HUD1 correspond to the actual loan terms from the Note
o
Final GFE to HUD1 tolerance fee evaluation: confirm the fees charged on the HUD1 do not exceed the Final GFE in the 0% or 10% fee tolerance categories, including a review for a Settlement Service Provider List if the lender excludes fees that the borrower can shop for.

o	Affiliated Business Disclosure: if the loan file indicates the lender or broker referred the borrower to a known affiliate, confirm the disclosure was provided to the borrower
o	Homeownership Counseling Notice: for loan applications on or after 1/10/2014, confirm the notice was provided to the borrower within 3 days of application
B.	Truth in Lending Act and Regulation Z - Loan level analysis on the following:
o
TIL Disclosure: Content of Disclosures – perform an independent recalculation of the finance charges and APR to determine whether the amounts disclosed on the final TIL were within allowable tolerances.  Payment schedule accuracy, including under the Mortgage Disclosure Improvement Act for loans applications on or after January 30, 2010. Additional disclosure content with a focus on the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.

o
Mortgage Disclosure Improvement Act, (3/7/3 rule): Confirm the timing of the initial TIL disclosure within 3 days of application, 7 days prior to consummation, and corrected TIL disclosures provided at least 3 days prior to consummation for applications received on or after July 30, 2009 (Section 19)

o	ARM Disclosure: confirm these disclosures are in the file within 3 days of application, or 3 days of the borrower discussing ARM programs identified within the loan file
o	Right of Rescission – Review the disclosure form type, disclosure timing, disclosed dates, other material disclosures, and the loan disbursement (Section 23)
o	High Cost mortgage thresholds for points and fees (Section 32)
o	High Cost Prohibited Acts and Practices upon request (Section 33)
o	Higher Priced Mortgage Loan thresholds for APR in relation to the APOR. Including Escrow and appraisal requirements (Section 35)
o
Prohibited Acts or Practices including testing the Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling (Section 36)

o
ATR/QM Ability to Repay, aka Minimum Standards for Transactions: for applications on or after 1/10/2014, confirm the loan file contains documentation to evidence the lender considered and verified the borrower has the ability to repay in accordance with the ATR requirements This included identifying whether QM loans met agency exemptions or were underwritten in accordance with Appendix Q. Non QM loans will be reviewed to ensure the lender documented that they considered and verified the 8 underwriting factors as required for ATR compliance. This review also includes evaluating loans against the new TILA prepayment penalty restrictions (Section 43)

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C.	FACTA - the Credit Score, Key Factors, and Notice to Home Loan Applicant disclosures

D.	HMDA – Whether the loan is Rate Spread threshold reportable.

STATE, COUNTY and MUNICIPAL LAW

A.	Higher-Priced
Clayton tests whether a loan meets the thresholds for a higher-priced, rate spread, subprime or nonprime mortgage loan, and whether such loan meets regulatory requirements, in the following states:
Higher-Priced
California	Maryland	New York
Connecticut	Massachusetts (subprime ARMS to first time homebuyers)	North Carolina
Maine	Minnesota

B.	State/Local High Cost
Clayton tests whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

State/Local High Cost
Arkansas	Maine	Pennsylvania
California	Maryland	Rhode Island, including the Providence ordinance
Colorado	Massachusetts	South Carolina
Connecticut	Nevada	Tennessee
District of Columbia	New Jersey	Texas
Florida	New Mexico	Utah
Georgia	New York	Vermont (High Rate, High Point law)
Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin
Indiana	Ohio, including Cleveland Heights ordinance
Kentucky	Oklahoma

C.	Anti-Predatory
Several states have laws that do not create a separate class of high cost or higher-priced mortgage loans, but set APR or finance charge ceilings and may also set forth similar anti-predatory lending restrictions as found in high cost laws.  Clayton tests for compliance with such laws in the following states:
•	Minnesota (Mortgage Originator and Service Licensing Act)
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•	Puerto Rico (Office Regulation 5722)
•	Texas (Texas Finance Code)
•	West Virginia (Residential Mortgage Lender, Broker and Servicer Act).

D.	Borrower’s Interest
Clayton uses a module that reports to the client the factors that the client can weigh to determine whether or not the loan is in the borrower’s interest, and also makes a mathematical determination as to whether or not there is at least one benefit.  This module is only used in the following states, where the laws or releases by the regulators provide an indication of some standards that can be applied.

Borrower’s Interest
Maine	Ohio	South Carolina
Massachusetts	Rhode Island
E.	Consumer Protection
Several states have laws that neither create a separate class of high cost or higher-priced mortgage loan, nor impose a ceiling on the overall fees or APR, but nonetheless contain requirements and restrictions on mortgage loans that may impact the assignee or the lien.  Clayton tests for compliance with such laws, including late charge and prepayment penalty provisions, in the following states and municipalities:

Consumer Protection
Alabama (the “Mini-code”)	Nebraska (Mortgage Bankers Registration and Licensing Act and the Installment Loan Act)
Hawaii (Financial Services Loan Company Act)	Nevada (AB 440
Idaho (Residential Mortgage Practices Act)	Ohio (Consumer Sales Practices Act; whether the loan is in Summit County)
Illinois (both versions of the Cook County Predatory Lending Database; Illinois Residential Mortgage Licensing Act)	Texas (Article XVI, Section 50(a)(6) of the Texas Constitution)
Iowa (Consumer Credit Code)	Utah (Consumer Credit Code)
Kansas (Consumer Credit Code)	Virginia (Mortgage Lender and Broker Act)
Kentucky (HB 552)	Washington (Consumer Loan Act and Responsible Mortgage Lending Act)
Maryland (DLLR Regulations, Commercial Law)	West Virginia (Consumer Credit Protection Act)
Massachusetts (Attorney General regulations)	Wyoming (Residential Mortgage Practices Act)
Michigan (Consumer Mortgage Protection Act)
See above for additional details on Consumer Protection Laws and the specific components of the aforementioned Consumer Protection laws that are evaluated as part of the Clayton Compliance Review Scope.
F.	Texas Equity
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In addition to identifying whether Texas refinances are cash out transactions subject to the Texas Constitution Article 16 Section 50(a)(6) requirements, Clayton reviews the title report to confirm prior loans being refinanced are continuous purchase money and not (a)(6) loans.  In the event a loan is determined to be a Texas Home Equity loan, the underwriter reviews the loan images to confirm the loan meets the Texas requirements including maximum LTV/CLTV, 3% fee cap, product restrictions and the required disclosures were provided to the borrower in accordance with required timelines.

GSE Testing
Clayton can review loans to determine whether they comply with Fannie Mae’s and Freddie Mac’s Points and Fees threshold tests.  These fee limitations of 5% for all loans with application dates prior to 1/10/2014 were reduced to 3% on Primary and Second Homes for applications on or after 1/10/2014. If requested, loans can be reviewed to determine whether the loan is a residential mortgage transaction ineligible for delivery due to its APR or fees exceeding the HOEPA thresholds.  Clayton offers Lender Letter and non-traditional mortgage testing for Fannie Mae.  (Note: Fannie Mae requires a non-disclosure agreement between the client and Fannie Mae for Clayton to report these results.)

Disclaimer
Please be advised that Clayton has not determined whether the loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk.  Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements.  Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties.   Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.
© 2019 Clayton Services LLC.  All rights reserved.
This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC.

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